UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2010

Evolution Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140306	20-2356853
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

143 Yazoo Ave, Clarksdale, MS	38614
(Address of principal executive offices)	(Zip Code)

662-655-1077
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

On August 24, 2010 Evolution Resources, Inc. (the “Company”) was notified of the resignation of its independent registered public accounting firm, Li & Company, PC, effective that date. The Company’s Chief Executive Officer accepted the resignation of Li & Company, PC upon receipt of the notification and has commenced a search for a new registered independent public accounting firm.

No report of Li & Company, PC on the financial statements of the Company for the fiscal year ended October 31, 2009 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended October 31, 2009 a going concern qualification.  Li & Company, PC, at the time of resignation, had not yet performed a review regarding the Company’s 3rd quarter financial statements for the three month period ended July 31, 2010.

As provided in exhibit 16.1, Li & Company, PC advised the Securities and Exchange Commission that its firm policies prevent Li & Company from becoming a creditor of the Company to the extent that objectivity may appear to be impaired.  Accordingly, Li & Company was not currently independent and therefore was not in a position to provide any further audit services.

The Company furnished a copy of this Current Report on Form 8-K to Li & Company, PC and requested that Li & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 27, 2010, is filed as exhibit 16.2 to this Form 8-K.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Letter from Li & Company, PC to the Securities and Exchange Commission dated August 24, 2010
16.2	Letter from Li & Company, PC to the Securities and Exchange Commission dated August 27, 2010

Certain statements contained in this Form 8-K include statements that are “forward-looking statements,” including statements regarding the anticipated adjustments to the Company’s prior period financial statements. There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the period ended October 31, 2009.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Resources, Inc.
(Registrant)

August 27, 2010	/s/ Christopher P. Chambers
Christopher P. Chambers Executive Vice President & Chief Accounting Officer

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Evolution Resources, Inc.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
16.1	Letter from Li & Company, PC to the Securities and Exchange Commission dated August 24, 2010
16.2	Letter from Li & Company, PC to the Securities and Exchange Commission dated August 27, 2010

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